Second Quarter 2014 Earnings Review August 5, 2014 Exhibit 99.2

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs.
Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and
“non-proved” reserves, reserves “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking”
statements within the meaning of the securities laws. These statements speak only as of the date made.
Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.  The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

Physical production and sales volumes
•
Physical production averaged 12,900 barrels of oil equivalent per day (“boepd”) compared to
9,500 boepd during Q2 2013
•
Production rates at Rochelle exceeded 100 million cubic feet equivalent/per day (“mmcfed”) for 32 days during the quarter
•
Sales volumes were 7,400 boepd compared to 14,500 boepd during Q2 2013. The Company did not have a lifting at Alba during the second quarter, affecting sales volumes.
Restarted production from the West Rochelle (W1) well, flowing both wells together for the first time
•
During the quarter, the field experienced periods where flow rates were in excess of 100 million cubic feet of gas per day (“mmcfd”) and 4,000 boepd, representing 9,000 boepd – 9,500 boepd net to Endeavour
Finished the hydraulic fracture of a Pennsylvania Marcellus well
•
The third completion in the Daniel Field in 2014
Executed a forward sale in May for $22.5 million
•
This third forward sale is expected to be fulfilled in November 2014
Received insurance proceeds of $12.6 million for the Rochelle E1Y well damaged in early 2013
2014 Second Quarter – Operational/Financial Results

Sales Volumes and Physical Production
(BOE per day)
Physical production volume for the second quarter averaged 12,900 boepd compared to 9,500 boepd during Q2 2013
Q2 sales volumes were affected during the quarter by no lifting occurring at the Alba field
Consolidated second quarter realized prices
2014
Q2 Sales = 7,400
2013
Q2 Sales = 14,500

•
Oil and condensate price = $106.32 per barrel
•
Gas price = $7.03 per Mcf
US Gas      UK Oil UK Gas
38%
52%
10%
91%
9%

Key Commodities - Forward Pricing*

*Data as of August 1, 2014
1£ = $1.70
U.K. Oil U.K. Gas
$95
$100
$105
$110
$115
Brent Strip (ICE)
$6
$7
$8
$9
$10
$11
$12
National Balancing Point (NBP) Strip (ICE)

U.K. Hedged Oil and Gas Position

The current hedging program involves embedding collars within existing production marketing contracts and includes the forward sale completed in May 2014
1,000
2,000
3,000
4,000
5,000
6,000
1Q2014 2Q2014 3Q2014 4Q2014
$0
$20
$40
$60
$80
$100
$120
Hedged Production Ave Ceiling Ave Floor

Summary Financial Results
A July 4, 2014 lifting at the Alba field represents approximately $50 million in revenues. The monies will be reflected in Oil and Gas Revenues in the third quarter
Measure ($ in millions)
2014 2013 2014 2013
Oil and gas revenues 44.9 $             126.2 $           139.0 $           183.8 $
Operating expenses 6.8 $               38.1 $             34.0 $             55.6 $
Adjusted cash flow from operations 38.1 $             88.1 $             105.0 $           128.2 $
Second Quarter Ending
June 30,
Six Months Ending
June 30,

Adjusted EBITDA
Measure
($ in millions)
2014 2013 2014 2013
Net income (loss) (36.7) $            (13.9) $            (81.5) $            (27.9) $
Unrealized (gain) loss on derivatives (2.0)                 1.3                  (4.7)                 (0.3)
Net interest expense 31.4                24.5                62.9                45.8
Litigation settlement -                     -                     19.0                -
Letter of credit fees 2.3                  7.1                  6.1                  18.5
Loss on early extinguishment of debt -                     -                     3.5                  -
Depreciation, depletion and amortization 32.3                51.9                77.2                74.9
Impairment of U.S. oil and gas properties -                     -                     -                     3.5
Income tax expense (benefit) (0.4)                 11.3                3.2                  12.2
Adjusted EBITDA 26.9 $             82.2 $             85.7 $             126.7 $
Second Quarter Ending
June 30,
Six Months Ending
June 30,

Adjusted Net Income (Loss)
Measure
($ in millions, except per share data)
2014 2013 2014 2013
Net income (loss) (36.7) $          (13.9) $          (81.5) $          (27.9) $
Impairment of U.S. oil and gas properties - - - 3.5
Unrealized (gain) loss  on derivatives (net of tax) (2.0) 1.3 (4.7) (0.3)
Loss on early extinguishment of debt (next of tax) - - 3.5 -
Litigation settlement - - 19.0 -
Net income (loss) as adjusted (38.7) $          (12.6) $          (63.7) $          (24.7) $
Weighted-average basic shares
outstanding (in millions) 51.6 47.1 50.6 47.1
Adjusted earning (loss) per basic share (0.75) $          (0.27) $          (1.26) $          (0.52) $
Second Quarter Ending
June 30,
Six Months Ending
June 30,

Capex and Asset Retirement Obligations Update
Measure ($ in millions)
2014 2013 2014 2013
Direct oil & gas capex
     U.K. 10.6 $            64.4 $            20.8 $            97.5 $
     U.S. 1.0                 2.0                 2.1                 2.8
Total direct oil & gas capex 11.6               66.4               22.9               100.3
Capitalized interest 2.4                 7.6                 5.0                 13.8
Capitalized G&A 2.9                 1.8                 6.0                 6.8
Asset retirement obligation and other capex -                   (7.7)                4.8                 (3.5)
Total capital expenditures 16.9 $            68.1 $            38.7 $            117.4 $
Asset retirement obligations paid 4.1 $              9.4 $              20.6 $            14.3 $
Second Quarter Ending
June 30,
Six Months Ending
June 30,

2014 Direct Capital Expenditure Budget

U.S.
Other
Colorado
Alba
U.K.
Other
2014 Direct Capex = $60 million - $80 million
• U.K. = $40 million - $55 million
• U.S. = $20 million - $25 million
Decommissioning costs for IVRR, Renee and Rubie fields = $50 million

Debt Maturity Schedule
Convertible Notes due 2016 ($18.51 per share conversion price)
Convertible Bonds due 2016 ($16.52 per share conversion price)
Senior Notes due 2018
Senior Secured First Lien Term Loan due 2017
Convertible Notes due 2017 ($4.66 per share conversion price)
$135
$125
$554
$82
$17.5
$0
$100
$200
$300
$400
$500
2014 2015 2016 2017 2018

LSE:ENDV NYSE:END www.endeavourcorp.com Darcey Matthews Director of Investor Relations (713) 307-8711 darcey.matthews@endeavourcorp.com INVESTOR CONTACTS: